Target Asset Allocation Funds

Target Growth Allocation Fund

Supplement dated December 5, 2006 to the Prospectus dated October 2, 2006

In the Prospectus, in the section titled “RISK/RETURN SUMMARY –INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES-GROWTH ALLOCATION FUND” the table at the top of page 11 titled “GROWTH ALLOCATION FUND” is replaced with the following table:

Growth Allocation Fund
Subadviser	Allocation	Asset Class	Primary Investment Type/Style
Marsico GSAM	33%	Equities	Growth-oriented, focusing on large-cap stocks
Hotchkis & Wiley JPMorgan NFJ	33%	Equities	Value-oriented, focusing on large-cap stocks
RS Investments	4%	Equities	Growth-oriented, focusing on small-cap stocks
EARNEST Vaughan Nelson	4%	Equities	Value-oriented, focusing on small-cap stocks
LSV Thornburg	26%	International Equities	Stocks of foreign companies

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